[Front Cover]

ANNUAL REPORT
DECEMBER 31, 1999

TOUCHSTONE VARIABLE SERIES TRUST

o    Touchstone Small Cap Value
o    Touchstone Emerging Growth
o    Touchstone International Equity
o    Touchstone Income Opportunity
o    Touchstone High Yield
o    Touchstone Value Plus
o    Touchstone Growth & Income
o    Touchstone Enhanced 30
o    Touchstone Balanced
o    Touchstone Bond
o    Touchstone Standby Income



TOUCHSTONE ADVISOR VARIABLE ANNUITY


This is one part of a two part report.

This is one part of a two-part annual report. This part contains financial statements and performance information for the following funds of the Touchstone Variable Series Trust: Touchstone Small Cap Value*, Touchstone Emerging Growth, Touchstone International Equity, Touchstone Income Opportunity, Touchstone High Yield*, Touchstone Value Plus, Touchstone Growth & Income, Touchstone Enhanced 30*, Touchstone Balanced, Touchstone Bond, and Touchstone Standby Income. The other part of the report contains financial statements and performance information for the following funds: AIM V.I. Growth*, AIM V.I. Government Securities*, Alger American Small Capitalization*, Alger American Growth*, MFS VIT Emerging Growth*, MFS VIT Growth with Income*, and PIMCO Long-Term U.S. Government Bond*. Please call Touchstone at 800.669.2796 (press 2) for additional information.

Separate Account II of Western-Southern Life Assurance Company holds the assets allocated to its sub-accounts by the owners of the variable annuity contracts. The assets of these sub-accounts are invested in the corresponding funds listed above. The financial statements and performance returns in this annual report are those of the corresponding funds, rather than those of the Separate Account. The performance returns do not reflect any expenses or fees of the variable annuity contracts. The returns would therefore be somewhat lower after the deduction of these expenses and fees.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Touchstone Variable Annuities are distributed by Touchstone Securities, Inc.,** and underwritten by the Western-Southern Life Assurance Company, Cincinnati, Ohio. For more information about your Touchstone annuity or investment option, including charges and expenses, call Touchstone for a free prospectus. Read it carefully before you invest.


* These investment options may not be available in your state at this time. **A registered broker-dealer and member of the NASD and SIPC.

[Front Cover]

ANNUAL REPORT
DECEMBER 31, 1999


o    AIM V.I. Growth
o    AIM V.I. Government Securities
o    Alger American Small Capitalization
o    Alger American Growth
o    MFS VIT Emerging Growth
o    MFS VIT Growth with Income
o    PIMCO Long-Term U.S. Government Bond


TOUCHSTONE VARIABLE ANNUITIES


This is one part of a two part report.

This is one part of a two-part annual report. This part contains financial statements and performance information for the following funds: AIM V.I. Growth*, AIM V.I. Government Securities*, Alger American Small Capitalization*, Alger American Growth*, MFS VIT Emerging Growth*, MFS VIT Growth with Income*, and PIMCO Long-Term U.S. Government Bond*. The other part of the report contains financial statements and performance information for the following funds of the Touchstone Variable Series Trust: Touchstone Small Cap Value*, Touchstone Emerging Growth, Touchstone International Equity, Touchstone Income Opportunity, Touchstone High Yield*, Touchstone Value Plus, Touchstone Growth & Income, Touchstone Enhanced 30*, Touchstone Balanced, Touchstone Bond, and Touchstone Standby Income. Please call Touchstone at 800.669.7296 (press 2) for additional information.

Separate Accounts I and II of Western-Southern Life Assurance Company hold the assets allocated to its sub-accounts by the owners of the variable annuity contracts. The assets of these sub-accounts are invested in the corresponding funds listed above. The financial statements and performance returns in this annual report are those of the corresponding funds, rather than those of the Separate Account. The performance returns do not reflect any expenses or fees of the variable universal life insurance contracts. The returns would therefore be somewhat lower after the deduction of these expenses and fees.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Touchstone Variable Annuities are distributed by Touchstone Securities, Inc.,** and underwritten by the Western-Southern Life Assurance Company, Cincinnati, Ohio. For more information about any Touchstone annuity or investment option, including charges and expenses, call Touchstone for a free prospectus. Read it carefully before you invest.


* These investment options may not be available in your state at this time. **A registered broker-dealer and member of the NASD and SIPC.

[Back Cover]

Underwriter
-----------
Western- Southern Life Assurance Company
400 Broadway
Cincinnati, Ohio 45202

Distributor
-----------
Touchstone Securities, Inc.
311 Pike Street
Cincinnati, Ohio 45202
800.638.8194 Broker- Dealers
800.285.2858 Financial Institutions

Investment Advisor & Sponsor
----------------------------
Touchstone Advisors, Inc.
311 Pike Street
Cincinnati, Ohio 45202

Variable Annuity Service Center
-------------------------------
Touchstone Variable Annuity Service Center
P. O. Box 2850
Cincinnati, Ohio 45201- 2850
800.669.2796 (press 2)

Custodian
---------
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116- 9130

Independent Accountants
-----------------------
Ernst & Young LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, Ohio 45202

Legal Counsel
-------------
Frost & Jacobs LLP
2500 PNC Center
201 East Fifth Street
Cincinnati, Ohio 45202

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